Exhibit 99.1
--------------------------------------------------------------------------------

--------------------------------------------
Teliphone Inc. (A Development Stage Company)
Balance Sheet
As at September 30, 2004, December 31, 2004 and March 31, 2005.
(Amounts expressed in United States Dollars)

                                                          Three months           FYEnd
                                        Six months           Ending          September 30,
                                          Ending          December 31,           2004
                                      March 31, 2005          2004            (Audited)
                                     ---------------    ---------------    ---------------
Assets
  Current
    Cash                             $         2,853    $            --    $            --
    Accounts receivable                       35,265             24,869              6,620
    Sales tax receivable                       6,873             17,731                 --
    Inventory                                121,236             83,731             25,134
                                     ---------------    ---------------    ---------------
                                             166,227            126,331             31,394

  Property, plant and equipment              108,366            105,048

                                             274,593            231,379             31,394
Liabilities
  Current
    Bank indebtedness                             --                 45                 --
    Accounts payable                          39,058             15,349             30,846
    Loans payable                             29,469             23,332             29,998
    Loan payable - related company           436,617            435,760
                                     ---------------    ---------------    ---------------
                                             652,462            474,486             60,844
Shareholders' equity
  Capital stock (note 3)                          79                 79                 79
  Additional paid up capital
    (discount)                                    --                 --                 --
  Accumulated other comprehensive
    income (loss)                             (5,965)            (1,937)             1,691
  Deficit                                   (371,869)          (241,249)           (31,220)
                                     ---------------    ---------------    ---------------
Total stockholders' deficit                 (377,869)          (243,107)           (29,450)

Total liabilities and
  stockholders' deficit                      274,593            231,370             31,394

--------------------------------------------
Teliphone Inc. (A Development Stage Company)
Statement of Operations and Deficit
For the Year Ended September 30, 2004 and the interim periods
December 31, 2004 and March 31, 2005.
(Amounts expressed in United States Dollars)

                                                          Three months           FYEnd
                                        Six months           Ending          September 30,
                                          Ending          December 31,           2004
                                      March 31, 2005          2004            (Audited)
                                     ---------------    ---------------    ---------------
Sales                                $        78,793    $        36,086    $         3,447

Cost of sales
  Inventory, beginning of period              30,814             30,814                 --
  Purchases                                  138,820             77,834             29,155
  Inventory, end of period                   121,236             83,731             25,134
                                     ---------------    ---------------    ---------------
                                              48,398             24,467              4,021

Gross profit                                  30,395             11,619               (574)

Expenses
  Selling and promotion                      124,857             76,497                 --
  Professional and consulting fees           106,673             70,003             25,575
  Telecommunication and network
               Costs                          66,764             29,655              3,079
  Salaries and wage levies                    26,147             14,995                 --
  Interest on long-term debt                   2,186                 --                 --
  Telephone                                    2,713              1,660                 --
  Delivery and transport                      10,283              8,305                 --
  Interest and service charges                 2,164              1,556                 --
  Office and general                          10,470             10,429              1,992
  Amortization                                18,901              8,548                 --
                                     ---------------    ---------------    ---------------
                                             371,158            221,648             30,646

Net loss                                    (340,763)          (210,029)           (31,220)

Net earnings (loss) per share              (3,308.38)         (2,100.30)           (312.20)

Weighted average number of shares
  outstanding                                    104                100                100

--------------------------------------------
Teliphone Inc. (A Development Stage Company)
Statement of Cash Flows
For the Year Ended September 30, 2004 and the interim periods
December 31, 2004 and March 31, 2005.
(Amounts Expressed in United States Dollars unless otherwise stated)

                                                                   Three months           FYEnd
                                                 Six months           Ending          September 30,
                                                   Ending          December 31,           2004
                                               March 31, 2005          2004            (Audited)
                                              ---------------    ---------------    ---------------
Cash flow from operating activities
  Net loss                                    $      (340,763)   $      (210,029)   $       (31,220)
  Adjustments
    Amortization                                       18,901              8,548                 --
                                              ---------------    ---------------    ---------------
                                                     (321,862)          (201,481)           (31,220)

Changes in operating assets and liabilities
  Accounts receivable                                 (35,265)           (24,869)            (6,260)
  Inventory                                          (121,236)           (83,731)           (25,134)
  Prepaid expenses                                         --                 --                 --
  Accounts payable and accrued
    liabilities                                        39,058             15,349             30,846

Net cash used in operating activities                (439,305)          (294,732)           (31,768)


Cash flow from financing activities
  Issuance of share capital                                --                 --                 79
  Proceeds from loans payable                          29,469             23,332             29,900
  Proceeds from loans payable,
    related companies                                 436,617            435,760                 --
                                              ---------------    ---------------    ---------------
                                                      466,086            459,092             29,979
Cash flow from investing activities

  Acquisition of property, plant
    and equipment                                    (108,366)          (105,048)                --

Increase (Decrease) in cash                           (81,585)            59,312                 --

Cash, beginning of period                                  --                 --                 --

Cash (bank indebtedness), end of period               (81,585)            59,312                 --

Supplementary cash flow information:
  Interest paid                                            --                 --                912

--------------------------------------------
Teliphone Inc. (A Development Stage Company)
Notes to Pro Forma Consolidated Balance Sheet
For the Year Ended September 30, 2004 and the interim periods
December 31, 2004 and March 31, 2005.
(Amounts Expressed in United States Dollars unless otherwise stated)

1.    Securities exchange agreement and reverse acquisition

Subsequent event: On April 28, Teliphone Inc., a private Canadian corporation ("Teliphone", "The Corporation"), entered into a Securities Exchange Agreement with OSK Capital II Corp., a Nevada corporation ("OSK"). In exchange for the acquisition of the 100% interest in Teliphone, the shareholders of Teliphone were issued a total of 27,010,000 Common shares of OSK. Following the share exchange, the former shareholders of Teliphone hold 88.8% of the 30,426,000 shares of common stock of OSK. Consequently, even though OSK is the legal acquirer, this transaction will be treated as an acquisition of OSK by Teliphone and as a recapitalization by Teliphone for accounting purposes.

2.    Incorporation

      The Corporation was incorporated on August 27, 2004, under the Canada Business Corporation Act.

3.    Nature of activities

The Corporation provides "Voice over Internet Protocol" (VOIP) services and sells the related hardware to telephone subscribers in North America.

4.    Significant accounting policies

      The Corporation has applied the following significant accounting policies;

Inventory

Inventory is valued at the lower of cost and net realizable value, using the first-in, first-out basis.

Revenue recognition

Revenues from VOIP services are recorded as they are earned.

Revenues from hardware sales are recorded once they have been delivered to the subscriber.

All revenues recorded for the period ended September 30, 2004, relate to the delivery of telephone hardware.

Foreign Currency Translation

Monetary assets and liabilities denominated in foreign currencies are translated into Canadian dollars at rates of exchange in effect at the date of the statement. Gains or losses are included in income for the year. Non-monetary assets, liabilities and other items recorded in income arising from transactions denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction.

Use of Estimates

The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. By their nature, these estimates are subject to measurement uncertainty and actual results could differ from these estimates.

5.    Accounts receivable

      Trade                                 Cdn$   3,816
      Sales taxes receivable                       4,082
                                                   7,898

6.    Accounts payable

      Trade                                 Cdn$   1,106
      Trade - parent company                      30,812
      Accrued liabilities                          7,000

                                                  38,918

7.    Loan payable

The loans payable are non-interest bearing unsecured and due on demand. The Corporations are related by virtue of common management.

8.    Share Capital

The corporation is authorized to issue an unlimited number of no par value shares as follows:

      Class A - voting, participating

      Class B - non-voting, non-participating

      Class C - voting at the rate of 100 votes per share, no entitlement to dividends, redeemable and retractable at the amount paid thereon, non-participating

      Class D - non-voting, non-cumulative dividend at the rate of 1% per month, redeemable and retractable at the amount paid thereon, non-participating

      Class E - non-voting, non-cumulative dividend at the rate of 3/4 of 1% per month, redeemable and retractable at the amount paid thereon, non-participating

      Class F - non-voting, non-cumulative dividend at the rate of 1/12 of the prime rate per month, of the amount paid thereon, redeemable and retractable at the amount paid thereon, non-participating

Issued
------
100   Class 'A' shares          $  79

During the year, the Corporation issued 100 Class A shares for aggregate proceeds of $79.

9.    Related party transaction

During the period, the Corporation had purchases of Cdn$35,681, from its parent company. The amount payable is included with accounts payable and accrued liabilities as disclosed in Note 5.

The related party transaction was incurred in the ordinary course of business and is measured at the exchange amounts agreed to by the related parties.

10.   Financial instruments

Fair value of financial instruments

The carrying amount of accounts receivable and accounts payable and accrued liabilities approximates their fair value due to the short-term maturities of these items. The fair value of the loan payable is based upon discounted future cash flows, using the current market rate for a similar debt and approximates carrying value.

Currency risk

The Corporation is exposed to currency risks arising from import activities denominated in foreign currencies. The Corporation monitors and, when appropriate, utilizes financial instruments to manage its exposure to these risks.

The following liability was recorded in U.S. currency and converted at the prevailing Canadian exchange rates, as follows:

      Loan payable  $  30,000

Credit risk

The Corporation is exposed to credit risk on the accounts receivable from its customers. In order to reduce its credit risk, the Corporation has adopted credit policies, which include the analysis of the financial position of its customers and the regular review of credit limits.

Subsequent event

Between February 1, 2005 and May 31, 2005, the Corporation received aggregate proceeds of $363,200 pursuant to the issuance of convertible debentures, bearing interest at an annual rate of 10%.

11.   Name change

On September 27, 2004, the Corporation changed its name from 4237561 Canada Inc. to Teliphone Inc.

--------------------------------------------

(c) Consolidated Financial Statements, June 30, 2005.

OSK CAPITAL II CORPORATION
(A DEVELOPMENT STAGE COMPANY)
INTERIM CONSOLIDATED BALANCE SHEET
AS AT JUNE 30, 2005 (RE-STATED)
(Amounts expressed in United States Dollars)

                                                                 June 30, 2005
                                                                  (UNAUDITED)
                                                                  (Re-stated)
                                                                ---------------
ASSETS
  Cash
  Accounts receivable                                                    49,635
  Sales tax receivable                                                   7,7963
  Inventory                                                             102,490
                                                                ---------------
                                                                        160,088

Capital assets                                                           95,442
                                                                ---------------
                                                                        255,530
                                                                ===============

LIABILITIES
  Bank indebtedness                                                       3,683
  Accounts payable and accrued liabilities                               42,852
  Loans payable                                                          50,291
  Debentures payable                                                    289,325
  Loan payable - related company                                        309,998
                                                                ---------------
                                                                        696,149
                                                                ---------------

STOCKHOLDERS' DEFICIENCY
  Capital stock                                                           3,043
  Deficit                                                              (451,779)
  Comprehensive income (loss)                                             8,117

Total stockholders' deficit                                            (440,619)
                                                                ---------------

Total liabilities and stockholders' deficit                             255,530
                                                                ===============

OSK CAPITAL II CORPORATION
(A DEVELOPMENT STAGE COMPANY)
INTERIM CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS AND NINE MONTHS PERIOD ENDED JUNE 30, 2005
AND FROM INCEPTION (RE-STATED)
(Amounts Expressed in United States Dollars)

                                               Three months June 30, 2005        Nine months June 30, 2005       27 August 2004
                                                     (Re-stated)                         (Re-stated)             (Inception) to
                                                2005              2004             2005              2004        June 30, 2005
                                           --------------    --------------   --------------    --------------   --------------
Sales                                              82,416                --          160,775                --          164,993

Cost of sales
  Inventory, beginning of period                  116,235                --           30,814                --           30,814
  Purchases                                        32,154                --          170,210                --          205,891
                                           --------------                     --------------                     --------------
                                                  148,389                --          201,024                --          236,705
  Inventory, end of period                        102,490                --          102,490                --          134,215
                                           --------------    --------------   --------------    --------------   --------------
                                                   45,899                --           98,534                --          102,490
                                           --------------    --------------   --------------    --------------   --------------

Gross profit                                       36,517                --           62,241                --           62,503
                                           --------------    --------------   --------------    --------------   --------------

Operating expenses
Selling and promotion                              59,164                --          183,333                --          183,333
Professional and consulting fees                   26,207                --          132,293                --          246,564
Office and general                                  5,470                --           15,884                --           15,884
Deliver and Transport                               1,796                --           12,022                --           12,022
Interest on long term debt                          6,602                --            8,776                --            8,776
Interest and bank charges                             730                --            2,881                --            2,881
Salaries and wage levies                           14,613                --           40,616                --           40,616
Telecommunications network costs                  (10,773)               --           55,623                --           59,390
Telephone                                             410                --            3,107                --            3,107
Amortization                                        9,468                --           28,265                --           28,265
                                           --------------    --------------   --------------    --------------   --------------
                                                  113,687                --          482,800                            600,838
                                           --------------    --------------   --------------    --------------   --------------

Net earnings (loss)                               (77,170)               --         (420,559)                          (538,335)

Net earnings (loss) per common share
  basic and diluted                             5,524,587                --        5,524,587

Weighted average number of common shares
  used in calculation                               (0.01)               --            (0.08)

OSK CAPITAL II CORPORATION
(A DEVELOPMENT STAGE COMPANY)
INTERIM CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS AND NINE MONTHS PERIOD ENDED JUNE 30, 2005
AND FROM INCEPTION (RE-STATED)
(Amounts Expressed in United States Dollars)

                                                                                               27 August 2004
                                                          Three months       Nine months       (Inception) to
                                                         June 30, 2005      June 30, 2005       September 30,
Cash flows from operating activities                      (Re-stated)        (Re-stated)            2005
                                                        ---------------    ---------------    ---------------
  Net earnings (loss)                                           (77,170)          (420,559)          (420,559)
  Amortization                                                    9,468             28,265             28,265

Changes in operating assets and liabilities
  Accounts receivable                                           (14,370)           (43,379)           (43,379)
  Sales tax                                                      (1,090)            (7,963)            (7,963)
  Inventory                                                      18,746            (77,356)           (77,356)
  Accounts payable and accrued liabilities                        3,794             12,006             12,006

Net cash provided from (used in) operating activities           (60,622)          (537,251)          (537,251)

Cash flows from financing activities

  Issuance of share capital                                          --                 --                 --
  Proceeds from loan payable                                     20,882             20,293             20,293
  Proceeds from loans payable, related companies               (126,619)           309,998            309,998
  Proceeds from debentures payable                              142,007            289,325            289,325

Net cash provided from (used in) financing activities            39,883            632,299            623,299

Cash flows from investing activities

  Acquisition of fixed assets                                    20,729            (86,048)           (86,048)

Increase (decrease) in cash                                          --                 --                 --

Cash, beginning of year                                              --                 --                 --

Cash, end of year                                                    --                 --                 --

Supplementary cash flow information
Interest paid

OSK CAPITAL II CORPORATION
(A DEVELOPMENT STAGE COMPANY)
INTERIM CONSOLIDATED STATEMENT OF STOCKHOLDER'S DEFICIENCY
AS AT JUNE 30, 2005 (RE-STATED)
(Amounts Expressed in United States Dollars)

                                                                                      Deficit
                                                                                    Accumulated
                                   Common                           Additional       During the          Total
                                   stock                             Paid in         Development      Stockholder's
                                   Shares          Amount ($)       Capital ($)        Stage ($)      Deficiency($)
                              ---------------   ---------------   ---------------  ---------------   ---------------
At August 27, 2004                         --                --                --               --                --
Issue of stock for cash                   100                79                --               --                --
Net loss for the year 2004                                                                 (31,220)          (31,220)
                              ---------------   ---------------   ---------------  ---------------   ---------------
Balance, September 30, 2004               100                79                --          (31,220)          (31,220)

Recapitalization pursuant
  to reverse acquisition           30,425,900             2,964                --               --                --
Net loss for the nine months
  ended June 30, 2005                      --                --                --         (420,559)         (420,559)
                              ---------------   ---------------   ---------------  ---------------   ---------------
Balance, June 30, 2005             30,426,000             3,043                --         (451,779)         (451,779)

OSK CAPITAL II CORPORATION
(A DEVELOPMENT STAGE COMPANY)
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2005 (RE-STATED)
(Amounts Expressed in United States Dollars)

1.    BASIS OF CONSOLIDATION

The consolidated financial statements include accounts of OSK Capital II Corporation and its wholly owned subsidiary Teliphone Inc. for the nine month period ended June 30, 2005.

2.    INTERIM REPORTING

While the information presented in the accompanying consolidated interim three months financial statements is unaudited, it includes all adjustments, which are in the opinion of management necessary to present fairly the consolidated financial position, results of operations for the interim consolidated periods presented. All adjustments are normal recurring nature. It is suggested that these Interim consolidated financial statements be read in conjunction with the company's September 30, 2004 annual financial statements.

3     CAPITAL STOCK

Authorized

The Company is authorized to issue 125,000,000 shares of common stock at$0.001 par value as at September 30, 2004, 3,416,000 shares were issued and outstanding.

On July 29, 2004, the company amended its certificate of incorporation to increase the number of authorized shares of common stock from 25,000,000 to 125,000,000.

There are no warrants or options outstanding to issue any additional shares of common stock.

During the period the company entered into a share purchase agreement to acquire all of the outstanding shares of Teliphone Inc. through the issuance of 30,425,900 common shares of its share capital with a stated par value of $0.0001.

4.    MERGER AND RECAPITALIZATION

The merger with Teliphone Inc., a Canadian corporation was consummated on June 8, 2005. The merger was accounted for as a recapitalization of Teliphone inc., the results of operations for periods prior to the merger are those of Teliphone Inc., Teliphone Inc.'s accumulated deficit was brought forward, and Teliphone Inc.'s historical stockholder's equity prior to the merger was retroactively restated for the equivalent number of shares received in the merger.

(d)   Exhibits

Exhibits   Description
--------   -----------

99.1 Agreement and Plan of Merger by and between Teliphone Inc., OSK II Acquisition Corp. and OSK Capital Corp., dated April 28, 2005. (1)

99.2       Pro Forma Financial Statements.

                           OSK CAPITAL II CORPORATION
                          (A Development Stage Company)
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2004
                                   (Unaudited)
                           (In United States Dollars)

                                TABLE OF CONTENTS

Pro Forma Consolidated Balance Sheets as at September 30, 2004                 1

Pro Forma Consolidated Statement of Operations and Deficit                     2

Notes to Pro Forma Consolidated Financial Statements                       3 - 4

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Pro Forma Consolidated Balance Sheet
As at September 30, 2004
(Unaudited)
(Amounts expressed in United States Dollars)                              Page 1
--------------------------------------------------------------------------------

                                       OSK Capital II      Teliphone        Pro forma
                                        Corporation           Inc.         adjustments      Pro forma
                                       --------------   --------------   --------------   --------------
Assets

Current
  Cash                                 $          460   $           --   $           --   $          460
  Accounts receivable                              --            6,260               --            6,260
  Inventory                                        --           25,134               --           25,134
                                       --------------   --------------   --------------   --------------

                                       $          460   $       31,394   $           --   $       31,854
                                       ==============   ==============   ==============   ==============

Liabilities

Current
  Accounts payable                     $        2,500   $       30,846   $           --   $       33,346
  Loans payable                                 8,200           29,998               --           38,198
                                       --------------   --------------   --------------   --------------

                                               10,700           60,844               --           71,544
                                       --------------   --------------   --------------   --------------

Shareholders' equity

Capital stock (note 3)                          3,416               79           26,931           30,426
Additional paid up capital (discount)          66,554               --         (107,141)         (40,587)
Accumulated other comprehensive
  income (loss)                                    --            1,691               --            1,691
Deficit                                       (80,210)         (31,220)          80,210          (31,220)
                                       --------------   --------------   --------------   --------------

Total stockholders' deficit                   (10,240)         (29,450)              --          (39,690)
                                       --------------   --------------   --------------   --------------

Total liabilities and stockholders'
  Deficit                              $          460   $       31,394   $           --   $       31,854
                                       ==============   ==============   ==============   ==============

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Pro Forma Consolidated Statement of Operations and Deficit
For the Year Ended September 30, 2004
(Unaudited)
(Amounts expressed in United States Dollars)                              Page 2
--------------------------------------------------------------------------------

                         OSK Capital II      Teliphone        Pro forma
                          Corporation           Inc.         adjustments      Pro forma
                         --------------   --------------   --------------  --------------
Sales                    $           --   $        3,447   $           --  $        3,447
                         --------------   --------------   --------------  --------------

Cost of sales

Inventory, beginning
  of period                          --               --               --              --
    Purchases                        --           29,155               --          29,155
                         --------------   --------------   --------------  --------------

                                     --           29,155               --          29,155
Inventory, end of
  period                             --           25,134               --          25,134
                         --------------   --------------   --------------  --------------

                                     --            4,021               --           4,021
                         --------------   --------------   --------------  --------------

Gross profit                         --             (574)              --            (574)
                         --------------   --------------   --------------  --------------

Expenses

Professional and
  consulting fees                10,417           25,575               --          35,992
Telecommunication and
  Network costs                      --            3,079               --           3,079
    Office and general              125            1,992               --           2,117
                         --------------   --------------   --------------  --------------
                                 10,542           30,646               --          41,188
                         --------------   --------------   --------------  --------------

Net loss                 $      (10,542)  $      (31,220)  $           --  $      (41,762)
                         ==============   ==============   ==============  ==============

Net earnings (loss) per
  share                  $           --   $           --   $           --  $        (0.02)
                         ==============   ==============   ==============  ==============

Weighted average number
  of shares outstanding              --               --               --       2,500,767
                         ==============   ==============   ==============  ==============

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Notes to Pro Forma Consolidated Balance Sheet
September 30, 2004
(Unaudited)
(Amounts Expressed in United States Dollars)
--------------------------------------------------------------------------------

1.    Securities exchange agreement and reverse acquisition

      On April 28, 2005 OSK Capital II Corp. ("OSK"), a publicly traded company, entered into a Securities Exchange Agreement with Teliphone Inc., a Canadian corporation ("Teliphone"). In exchange for the acquisition of the 100% interest in Teliphone, the shareholders of Teliphone were issued a total of 27,010,000 Common shares of OSK. Following the share exchange, the former shareholders of Teliphone hold 88.8% of the 30,426,000 shares of common stock of OSK. Consequently, even though OSK is the legal acquirer, this transaction will be treated as an acquisition of OSK by Teliphone and as a recapitalization by Teliphone for accounting purposes.

2.    Pro-forma financial statements

      The unaudited pro-forma consolidated financial statements are provided for information purposes only and do not purport to represent what the consolidated financial statements and results of operations would have been had the acquisition and recapitalization in fact occurred on the dates indicated. The unaudited pro-forma consolidated balance sheets represent the financial position of Teliphone and OSK as of September 30, 2004. The unaudited pro-forma consolidated statements of operations give effect to the proposed recapitalization of Teliphone and OSK for the period ended September 30, 2004 assuming the merger occurred in the earliest period. The unaudited pro-forma consolidated financial statements are presented for illustrative purposes only. The pro-forma adjustments are based upon available information and assumptions that management believes are reasonable.

      There are no intercompany transactions between Teliphone and OSK during the period presented.

3.    Assumptions and pro forma adjustments

      a) During the period the company entered into a share purchase agreement to acquire all of the outstanding shares of Teliphone Inc. through the issuance of 27,010,000 common shares of its share capital with a stated par value of $0.001.

4.    Capital stock

      Authorized

            125,000,000 Common stock, $0.001 par value

      The transactions included in the company's capital stock form the transactions described previously.

                                              Number of
                                                shares            Amount
                                              ----------        ----------

      Balance, prior to pro forma
      adjustments                                    100        $       79

           Recapitalization pursuant
           to the reverse acquisition         30,425,900            30,347
                                              ----------        ----------

      Balance, subsequent to pro forma
      adjustments                             30,426,000        $   30,426
                                              ==========        ==========

                           OSK CAPITAL II CORPORATION
                          (A Development Stage Company)
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2004
                                   (Unaudited)
                           (In United States Dollars)

                                TABLE OF CONTENTS

Pro Forma Consolidated Balance Sheets as at December 31, 2004              1 - 2

Pro Forma consolidated Statement of Operations and Deficit                     3

Notes to Pro Forma Consolidated Financial Statements                       4 - 5

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Pro Forma Consolidated Balance Sheet
As at December 31, 2004
(Unaudited)
(Amounts expressed in United States Dollars)                              Page 1
--------------------------------------------------------------------------------

                               OSK Capital II    Teliphone       Pro forma
                                 Corporation        Inc.        adjustments      Pro forma
                               --------------  --------------  --------------  --------------
Assets

Current
  Cash                         $        1,041  $           --  $           --  $        1,041
  Accounts receivable                      --          24,869              --          24,869
  Sales tax receivable                     --          17,731              --          17,731
  Inventory                                --          83,731              --          83,731
  Loan receivable                       1,000              --              --           1,000
                               --------------  --------------  --------------  --------------

                                        2,041         126,331              --         128,372
                               --------------  --------------  --------------  --------------

Property, plant and equipment              --         105,048              --         105,048
                               --------------  --------------  --------------  --------------

                               $        2,041  $      231,379  $           --  $      233,420
                               ==============  ==============  ==============  ==============

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Pro Forma Consolidated Balance Sheet
As at December 31, 2004
(Unaudited)
(Amounts expressed in United States Dollars)                              Page 2
--------------------------------------------------------------------------------

                                 OSK Capital II      Teliphone        Pro forma
                                   Corporation          Inc.         adjustments       Pro forma
                                 --------------   --------------   --------------   --------------
\Liabilities

Current
  Bank indebtedness              $           --   $           45   $           --   $           45
  Accounts payable                        2,500           15,349               --           17,849
  Loans payable                              --           23,332               --           23,332
  Loan payable - parent company              --          435,760               --          435,760
  Advance from shareholders              11,200               --               --           11,200
                                 --------------   --------------   --------------   --------------

                                         13,700          474,486               --          488,186
                                 --------------   --------------   --------------   --------------

Shareholders' equity

Capital stock (note 3)                    3,416               79           26,931           30,426
Additional paid up capital
  (discount)                             66,554               --         (108,560)         (42,006)
Accumulated other comprehensive
  income (loss)                              --           (1,937)              --           (1,937)
Deficit                                 (81,629)        (241,249)          81,629         (241,249)
                                 --------------   --------------   --------------   --------------

Total stockholders' deficit             (11,659)        (243,107)              --         (254,766)
                                 --------------   --------------   --------------   --------------

Total liabilities and
  stockholders' deficit          $        2,041   $      231,379   $           --   $      233,420
                                 ==============   ==============   ==============   ==============

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Pro Forma Consolidated Statement of Operations and Deficit
For the Three Months Period Ended December 31, 2004
(Unaudited)
(Amounts expressed in United States Dollars)                              Page 3
--------------------------------------------------------------------------------

                                OSK Capital II      Teliphone        Pro forma
                                  Corporation          Inc.         adjustments      Pro forma
                                --------------   --------------   --------------  --------------
Sales                           $           --   $       36,086   $           --  $       26,086
                                --------------   --------------   --------------  --------------

Cost of sales

  Inventory, beginning
    of period                               --           30,814               --          30,814
  Purchases                                 --           77,384               --          77,384
                                --------------   --------------   --------------  --------------

                                            --          108,198               --         108,198
  Inventory, end of period                  --           83,731               --          83,731
                                --------------   --------------   --------------  --------------

                                            --           24,467               --          24,467
                                --------------   --------------   --------------  --------------

Gross profit                                --           11,619               --          11,619
                                --------------   --------------   --------------  --------------

Expenses

  Selling and promotion                     --           76,497               --          76,497
  Professional and
    consulting fees                      1,045           70,003               --          71,048
  Telecommunication
    network costs                           --           29,655               --          29,655
  Salaries and wage levies                  --           14,995               --          14,995
  Telephone                                 --            1,660               --           1,660
  Delivery and transport                    --            8,305               --           8,305
  Interest and service charges             374            1,556               --           1,930
  Office and general                        --           10,429               --          10,429
  Amortization                              --            8,548               --           8,548
                                --------------   --------------   --------------  --------------

                                         1,419          221,648               --         223,067
                                --------------   --------------   --------------  --------------

Net loss                        $       (1,419)  $     (210,029)  $           --  $     (211,448)
                                ==============   ==============   ==============  ==============

Net earnings (loss) per share   $           --   $           --   $           --  $        (0.08)
                                ==============   ==============   ==============  ==============

Weighted average number
  of shares outstanding                     --               --               --       2,500,767
                                ==============   ==============   ==============  ==============

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Notes to Pro Forma Consolidated Balance Sheet
December 31, 2004
(Unaudited)
(Amounts Expressed in United States Dollars)                              Page 4
--------------------------------------------------------------------------------

1.    Securities exchange agreement and reverse acquisition

      On April 28, 2005 OSK Capital II Corp. ("OSK"), a publicly traded company, entered into a Securities Exchange Agreement with Teliphone Inc., a Canadian corporation ("Teliphone"). In exchange for the acquisition of the 100% interest in Teliphone, the shareholders of Teliphone were issued a total of 27,010,000 Common shares of OSK. Following the share exchange, the former shareholders of Teliphone hold 88.8% of the 30,426,000 shares of common stock of OSK. Consequently, even though OSK is the legal acquirer, this transaction will be treated as an acquisition of OSK by Teliphone and as a recapitalization by Teliphone for accounting purposes.

2.    Pro-forma financial statements

      The unaudited pro-forma consolidated financial statements are provided for information purposes only and do not purport to represent what the consolidated financial statements and results of operations would have been had the acquisition and recapitalization in fact occurred on the dates indicated. The unaudited pro-forma consolidated balance sheets represent the financial position of Teliphone and OSK as of December 31, 2004. The unaudited pro-forma consolidated statements of operations give effect to the proposed recapitalization of Teliphone and OSK for the period ended December 31, 2004 assuming the merger occurred in the earliest period. The unaudited pro-forma consolidated financial statements are presented for illustrative purposes only. The pro-forma adjustments are based upon available information and assumptions that management believes are reasonable.

      There are no intercompany transactions between Teliphone and OSK during the period presented.

3.    Assumptions and pro forma adjustments

      a) During the period the company entered into a share purchase agreement to acquire all of the outstanding shares of Teliphone Inc. through the issuance of 27,010,000 common shares of its share capital with a stated par value of $0.001.

4.    Capital stock

      Authorized

            125,000,000 Common stock, $0.001 par value

      The transactions included in the company's capital stock form the transactions described previously.

                                              Number of
                                                shares            Amount
                                              ----------        ----------

      Balance, prior to pro forma
      adjustments                                    100        $       79

           Recapitalization pursuant
           to the reverse acquisition         30,425,900            30,347
                                              ----------        ----------

      Balance, subsequent to pro forma
      adjustments                             30,426,000        $   30,426
                                              ==========        ==========

                           OSK CAPITAL II CORPORATION
                          (A Development Stage Company)
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 MARCH 31, 2005
                                   (Unaudited)
                           (In United States Dollars)

                                TABLE OF CONTENTS

Pro Forma Consolidated Balance Sheets as at March 31, 2005                 1 - 2

Pro Forma Consolidated Statement of Operations and Deficit                     3

Notes to Pro Forma Consolidated Financial Statements                       4 - 5

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Pro Forma Consolidated Balance Sheet
As at March 31, 2005
(Unaudited)
(Amounts expressed in United States Dollars)                              Page 1
--------------------------------------------------------------------------------

                        OSK Capital II     Teliphone       Pro forma
                          Corporation         Inc.        adjustments      Pro forma
                        --------------  --------------  --------------  --------------
Assets

Current
  Cash                  $        1,041  $        2,853  $           --  $        3,894
  Accounts receivable               --          35,265              --          35,265
  Sales tax receivable              --           6,873              --           6,873
  Inventory                         --         121,236              --         121,236
  Loan receivable                1,000              --              --           1,000
                        --------------  --------------  --------------  --------------

                                 2,041         166,227              --         168,268
                        --------------  --------------  --------------  --------------

Capital assets                      --         108,366              --         108,366
                        --------------  --------------  --------------  --------------

                        $        2,041  $      274,593  $           --  $      276,634
                        ==============  ==============  ==============  ==============

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Pro Forma Consolidated Balance Sheet
As at March 31, 2005
(Unaudited)
(Amounts expressed in United States Dollars)                              Page 2
--------------------------------------------------------------------------------

                             OSK Capital II      Teliphone        Pro forma
                               Corporation          Inc.         adjustments      Pro forma
                             --------------   --------------   --------------   --------------
Liabilities

Current
  Accounts payable           $        3,300   $       39,058   $           --   $       42,358
  Loans payable                      29,469               --           29,469
  Loan payable - parent
    company                         436,617               --          436,617
  Debentures payable                147,318               --          147,318
  Advance from shareholders          11,200               --               --           11,200
                             --------------   --------------   --------------   --------------
                                     14,500          652,462               --          666,962
                             --------------   --------------   --------------   --------------

Shareholders' equity

Capital stock (note 3)                3,416               79           26,930   $       30,426
Additional paid up capital           66,554               --         (109,360)         (42,806)
Comprehensive income (loss)              --           (5,965)              --           (5,965)
Deficit                             (82,429)        (371,983)          82,429         (371,983)
                             --------------   --------------   --------------   --------------

Total stockholders' deficit         (12,459)        (377,869)              --         (390,328)
                             --------------   --------------   --------------   --------------

Total liabilities
  and stockholders' deficit  $        2,041   $      274,593   $           --   $      276,634
                             ==============   ==============   ==============   ==============

                                    OSK Capital II      Teliphone        Pro forma
                                      Corporation          Inc.         adjustments      Pro forma
                                    --------------   --------------   --------------  --------------
Sales                               $           --   $       78,793   $           --  $       78,793
                                    --------------   --------------   --------------  --------------

Cost of sales

  Inventory, beginning
    of period                                   --           30,814               --          30,814
  Purchases                                     --          138,820               --         138,820
                                    --------------   --------------   --------------  --------------

                                           169,634               --          169,634              --
  Inventory, end of period                      --          121,236               --         121,236
                                    --------------   --------------   --------------  --------------

                                                --           48,398               --          48,398
                                    --------------   --------------   --------------  --------------

Gross profit                                    --           30,395               --          30,395
                                    --------------   --------------   --------------  --------------

Expenses

  Selling and promotion                         --          124,857               --         124,857
  Professional and consulting fees           1,845          106,673               --         108,518
  Telecommunication network costs               --           66,764               --          66,764
  Salaries and wage levies                      --           26,147               --          26,147
  Interest on long-term debt                    --            2,186               --           2,186
  Delivery and transport                        --           10,283               --          10,283
  Telephone                                     --            2,713               --           2,713
  Interest and service charges                  --            2,164               --           2,164
  Office and general                           374           10,470               --          10,844
  Amortization                                  --           18,901               --          18,901
                                    --------------   --------------   --------------  --------------

                                             2,219          371,158               --         373,377
                                    --------------   --------------   --------------  --------------

Net loss                            $       (2,219)  $     (340,763)  $           --  $     (342,982)
                                    ==============   ==============   ==============  ==============

Net earnings (loss) per share       $           --   $           --   $           --  $        (0.14)
                                    ==============   ==============   ==============  ==============

Weighted average number of
  shares outstanding                            --               --               --       2,500,767
                                    ==============   ==============   ==============  ==============

OSK CAPITAL II CORPORATION
(A Development Stage Company)
Notes to Pro Forma Consolidated Balance Sheet
March 31, 2005
(Unaudited)
(Amounts Expressed in United States Dollars)                              Page 4
--------------------------------------------------------------------------------

1.    Securities exchange agreement and reverse acquisition

      On April 28, 2005 OSK Capital II Corp. ("OSK"), a publicly traded company, entered into a Securities Exchange Agreement with Teliphone Inc., a Canadian corporation ("Teliphone"). In exchange for the acquisition of the 100% interest in Teliphone, the shareholders of Teliphone were issued a total of 27,010,000 Common shares of OSK. Following the share exchange, the former shareholders of Teliphone hold 88.8% of the 30,426,000 shares of common stock of OSK. Consequently, even though OSK is the legal acquirer, this transaction will be treated as an acquisition of OSK by Teliphone and as a recapitalization by Teliphone for accounting purposes.

2.    Pro-forma financial statements

      The unaudited pro-forma consolidated financial statements are provided for information purposes only and do not purport to represent what the consolidated financial statements and results of operations would have been had the acquisition and recapitalization in fact occurred on the dates indicated. The unaudited pro-forma consolidated balance sheets represent the financial position of Teliphone and OSK as of March 31, 2005. The unaudited pro-forma consolidated statements of operations give effect to the proposed recapitalization of Teliphone and OSK for the period ended March 31, 2005 assuming the merger occurred in the earliest period. The unaudited pro-forma consolidated financial statements are presented for illustrative purposes only. The pro-forma adjustments are based upon available information and assumptions that management believes are reasonable.

      There are no intercompany transactions between Teliphone and OSK during the period presented.

3.    Assumptions and pro forma adjustments

      a) During the period the company entered into a share purchase agreement to acquire all of the outstanding shares of Teliphone Inc. through the issuance of 27,010,000 common shares of its share capital with a stated par value of $0.001.

4.    Capital stock

      Authorized

            125,000,000 Common stock, $0.001 par value

      The transactions included in the company's capital stock form the transactions described previously.

                                               Number of
                                                 shares            Amount
                                              ------------      ------------

      Balance, prior to pro forma
      adjustments                                      100      $         79

           Recapitalization pursuant
           to the reverse acquisition           30,425,900            30,347
                                              ------------      ------------

      Balance, subsequent to pro forma
      adjustments                               30,426,000      $     30,426
                                              ============      ============

(1) Incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on May 11, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 7, 2005

                                            /s/ George Metrakos
                                            --------------------
                                            George Metrakos
                                            President & CEO
                                            OSK Capital II Corp.